UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934



       Date of Report (date of earliest event reported): October 21, 2004


                           Commission File No. 0-11178
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                           UTAH MEDICAL PRODUCTS, INC.
                           ---------------------------
             (Exact name of Registrant as specified in its charter)


                UTAH                                    87-0342734
    -------------------------------                 ----------------
    (State or other jurisdiction of                 (I.R.S. Employer
     incorporation or organization)                 Identification No.)


                               7043 South 300 West
                               Midvale, Utah 84047
                     Address of principal executive offices


Registrant's telephone number:      (801) 566-1200
                                    --------------


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                             ITEM 8.01 OTHER EVENTS
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On October 21, 2004, Utah Medical Products, Inc. issued a press release setting an ending date for its previously announced special reward program for loyal customers. A copy of the press release is attached hereto as Exhibit 99.1


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                                   SIGNATURES
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Pursuant to the requirements of the Securities Exchanges Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                          UTAH MEDICAL PRODUCTS, INC.
                                          ---------------------------
                                          REGISTRANT


Date:           10/21/04                  By: /s/ Kevin L. Cornwell
     --------------------------------     -------------------------
                                                  Kevin L. Cornwell
                                                  CEO




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                                  EXHIBIT INDEX


Index
Number        Description
------        -----------
99.1          Press release issued October 21, 2004: UTMD Sets Ending Date for
              Special Reward Program.